UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

CS DIAGNOSTICS CORP.

(Exact name of registrant as specified in its charter)

Wyoming	000-29611	20-1290331
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1603 Capitol Avenue, Suite 413, Cheyenne, WY 82001

(Address of principal executive offices)

+1 307 3957333

(Issuer’s telephone number)

____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not Applicable

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 30, 2025, CS Diagnostics Corp. (the “Company” or “CSDX”) completed the conversion of all outstanding shares of its Series B Preferred Stock (the “Preferred B Shares”) held by its affiliate companies, CS Interpharm General Trading Co. LLC (“CS Interpharm”) and CS Diagnostics Pharma GmbH (“CS Diagnostics Pharma”), into shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Shares”).

The conversion was affected pursuant to the terms of the Certificate of Designation governing the Preferred B Shares and resulted in the issuance of an aggregate 112,652,000 Common Shares. The conversion aligns the capital structures of the Company and its affiliates in preparation for consolidated financial reporting for the fiscal year ending December 31, 2025.

The Common Shares issued upon conversion were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the exemption from registration provided by Section 3(a)(9) thereof, as the exchange was made exclusively with existing security holders, no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange, and the affiliates are not issuers, underwriters, or dealers. Alternatively, to the extent applicable, the transaction also qualifies for exemption under Section 4(a)(2) as a transaction not involving a public offering.

This strategic conversion simplifies the Company’s equity capitalization, enhances transparency, and strengthens alignment among CSDX and its affiliated entities. Following the conversion, the affiliates now hold their ownership interests directly through Common Shares, fostering greater alignment with all shareholders and supporting long-term value creation and financial consolidation. Notably, the consolidation will integrate the income and revenue streams from CS Interpharm and CS Diagnostics Pharma directly into CSDX's financial statements, providing a more comprehensive view of the group's operational performance and growth potential.

As affiliates of the Company, CS Interpharm and CS Diagnostics Pharma remain subject to the resale limitations of Rule 144 under the Securities Act, including filing, volume, manner-of-sale, and current-public-information requirements designed to promote orderly trading activity and investor protection.

On October 31, 2025, the Company issued a press release announcing completion of the conversion. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated October 31, 2025, announcing the conversion of Preferred B Shares to Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2025	CS Diagnostics Corp.
	By:	/s/Mohammad EsSayed
Mohammad EsSayed
Group CFO, VP